UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 3, 2019 (December 27, 2018)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-34042 (Commission File Number)	98-0570192 (IRS Employer Identification No.)

94 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreements.
On December 31, 2018, Maiden Holdings, Ltd. (the “Company”), through its subsidiary Maiden Reinsurance Ltd. (“Maiden Bermuda”) entered into a Partial Termination Endorsement (the “Amendment”) with AmTrust Financial Services, Inc. (“AmTrust”) through AmTrust’s subsidiary AmTrust International Insurance, Ltd. (“AIIL”) by which the parties agreed to amend the Amended and Restated Quota Share Agreement between MRL and AIIL, originally entered into on July 1, 2007 (the “AmTrust Quota Share”) and subsequently amended, that is currently in-force and is set to expire on June 30, 2019.  The Amendment provides for the cut-off of the ongoing and unearned premium of AmTrust’s Small Commercial Business (workers’ compensation, general liability, umbrella liability, professional liability (including cyber liability) insurance coverages and U.S. Extended Warranty and Specialty Risk as of December 31, 2018, with the remainder of the Maiden Quota Share Agreement remaining in place.  The Amendment will result in Maiden returning approximately $700.0 million in gross unearned premium to AmTrust, which will net to approximately $480.0 million after consideration of ceding commission and brokerage, subject to adjustment.  The Amendment is effective January 1, 2019.
The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
A copy of the press release is hereby filed with the Commission and incorporated by reference herein as Exhibit 99.3.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 27, 2018, Maiden Holdings North America, Ltd. (“MHNA”), a wholly-owned subsidiary of the Company, completed the previously-announced sale of MHNA’s wholly-owned subsidiary, Maiden Reinsurance North America, Inc. (“MRNA”), to Enstar Holdings (US) LLC, pursuant to the terms of that certain Master Transaction Agreement, dated as of August 31, 2018 (the “Agreement”), by and among MHNA, Enstar Holdings (US) LLC and Enstar Group Limited (together, “Enstar”). Pursuant to and subject to the terms and conditions of the Agreement, MHNA sold, and Enstar Holdings (US) LLC purchased, all of the outstanding shares of common stock of MRNA for net consideration of $272.4 million, including estimated closing adjustments but subject to post-closing adjustments.
As previously disclosed, pursuant to the terms of the Agreement, (i) Cavello Bay Reinsurance Limited, Enstar’s Bermuda reinsurance affiliate (“Cavello”), MRNA and Maiden Bermuda, entered into a novation agreement, pursuant to which certain assets and liabilities associated with the Company’s U.S. treaty reinsurance business held by Maiden Bermuda were novated to Cavello in exchange for a ceding commission, (ii) Cavello and Maiden Bermuda entered into a retrocession agreement, pursuant to which certain assets and liabilities associated with the Company’s U.S. treaty reinsurance business held by Maiden Bermuda were retroceded to Cavello in exchange for a ceding commission, and (iii) Maiden Bermuda provided Enstar with a reinsurance cover for loss reserve development $100.0 million in excess of the net loss and loss adjustment expenses recorded as of June 30, 2018, up to a maximum $25.0 million.
The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, a copy of which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission ("SEC") on September 4, 2018 and is incorporated herein by reference.
The 7.75% Senior Notes due 2043, issued by MHNA in 2013 and which are fully and unconditionally guaranteed by the Company, will remain outstanding following the completion of the disposition of MRNA.

Item 8.01	Other Events.

On December 27, 2018, the Company issued a press release announcing the completion of the disposition of MRNA, which press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(b) Pro forma financial information.
The Company’s unaudited pro forma statements of income should be read in conjunction with its Form 10-Q for the quarter ended September 30, 2018 filed with the SEC on November 9, 2018, which gives effect to the disposition of MRNA as if it had occurred on January 1, 2017 with respect to the condensed consolidated statements of income.
The unaudited condensed consolidated pro forma statements of income for the years ended December 31, 2017, 2016 and 2015 give effect to the disposition of MRNA as if it had occurred on January 1, 2015 and are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
(d) Exhibits.

Exhibit
No.	Description
10.1
Partial Termination Endorsement to the Amended and Restated Quota Share Reinsurance Contract by and between Maiden Reinsurance Ltd. and AmTrust International Insurance, Ltd. incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2008, filed with the SEC on March 31, 2009.

99.1	Press Release of the Company, dated December 27, 2018, issued by Maiden Holdings, Ltd.
99.2	Unaudited pro forma condensed consolidated financial information relating to Maiden US Sale.
99.3	Press Release of the Company, dated January 3, 2019, issued by Maiden Holdings, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 3, 2019	MAIDEN HOLDINGS, LTD.

		By:	/s/ Denis M. Butkovic
Denis M. Butkovic
Senior Vice President, General Counsel and Secretary

Exhibit 10.1

PARTIAL TERMINATION ENDORSEMENT
to the
AMENDED AND RESTATED
QUOTA SHARE REINSURANCE AGREEMENT
(hereinafter referred to as the “Agreement”)
between

AMTRUST INTERNATIONAL INSURANCE, LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Company”)

and

MAIDEN REINSURANCE LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY AGREED that, effective as of 12:01 a.m., Eastern Standard Time, January 1, 2019 (the “Effective Time”), the Agreement shall terminate on a cut-off basis solely with respect to the lines of business set forth below.

A.	Terminated Lines of Business

1.	The following lines of business in the Company’s Small Commercial Business and Extended Warranty and Specialty Risk Segments shall terminate on a cut-off basis (the “Terminated Business”):

Small Commercial Business Workers’ compensation;
Small Commercial Business General Liability;
Small Commercial Business Umbrella Liability;
Small Commercial Business Professional Liability, including Cyber Liability; and
U.S. Extended Warranty and Specialty Risk

2.
The Company shall provide the Reinsurer with all reasonably requested documentation necessary to confirm that the lines of business included by the Company within Terminated Business is Terminated Business. The Reinsurer acknowledges that any business ceded by the Company to Swiss Reinsurance America Corporation pursuant to the U.S. Commercial Lines Quota Share Reinsurance Contract effective January 1, 2019 among the Company, its affiliates and Swiss Reinsurance America Corporation is included in Terminated Business.

3.
The Reinsurer shall return the estimated unearned premium net of ceding commission and brokerage in the estimated amount of $480 million (the “Estimated UEP”) to the Company on or before January 3, 2019. The Company shall provide the Reinsurer a reasonably detailed statement showing the Company’s calculation of the Estimated UEP.

4.
The Reinsurer and Company agree that the return of the Estimated UEP shall be effectuated by the transfer from the Reinsurer to the Company of certain of the Reinsurer’s assets in the amount of the Estimated UEP held by the Company in the Trust Account, as defined in Article XXIII of the Agreement, established pursuant to the Reinsurance Trust Agreement dated April 23, 2008 by the Company, as Grantor, Technology Insurance Company, Inc., as beneficiary and JP Morgan Chase Bank, N.A., as Trustee (the “Trust Account”). The Company holds these assets pursuant to Reinsurance Trust Assets Collateral Agreement dated December 1, 2008 between the Reinsurer and the Company, the “Collateral Agreement”). The Reinsurer shall execute any document reasonably required to effectuate the transfer of ownership from the Reinsurer to the Company of assets in the amount of the Estimated UEP which are held by the Company in the Trust Account subject to the Collateral Agreement.

5.
On or before May 30, 2019, the Company shall report (together with detailed documentation to support the calculation) to the Reinsurer the actual unearned premium applicable to the Terminated Business. In the event that actual unearned premium exceeds the Estimated UEP, the Reinsurer shall return to the Company assets in an amount equal to the difference as set forth in Paragraph 4. In the event that the Estimated UEP exceeds the actual unearned premium, the Company shall return the difference to the Reinsurer by designating assets in an amount equal to the difference as Collateral subject to the Collateral Agreement.

6.	In the event of a dispute between the Reinsurer and the Company regarding the actual unearned premium, Article XVI of the Agreement shall apply.

7.
The Reinsurer shall not be liable for Ultimate Net Loss incurred by the Company on or after the Effective Time with respect to the Terminated Business. The Reinsurer and Company shall remain liable to each other with respect to the Terminated Business for all obligations under the Agreement incurred prior to the Effective Time.

B.	Other Covered Business

1.	ARTICLE I - BUSINESS REINSURED is deleted in its entirety and restated as follows:

The Reinsurer, subject to the terms and conditions hereunder and the exclusions set forth herein, agrees to indemnify the Company, as specified in Article V below, for its Ultimate Net Loss which accrues during the term of this Agreement under any and all binders, policies, or contracts of insurance issued by Affiliates (individually, a “Policy” and, collectively, “Policies”) pursuant to an Underlying Reinsurance Agreement to the extent covering the lines of business being ceded hereunder immediately prior to the Effective Time (excluding Terminated Business). Covered Business shall not include any Policy to the extent that the ceding Affiliate’s retention exceeds $5,000,000.

2.	Paragraph C to ARTICLE VI - PREMIUM AND CEDING COMMISSION is amended as follows:

The ceding commission payable by Maiden for Covered Business immediately prior to the Effective Time shall increase by 5 percentage points with respect to in-force Covered Business (excluding Terminated Business) and related unearned Subject Premium as of the Effective Time, and Subject Premium related to Covered Business Policies issued or renewed following the Effective Time.

3.	All other terms and conditions remain in effect.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officer, have executed this PARTIAL TERMINATION ENDORSEMENT as of the dates set forth below:

AMTRUST INTERNATIONAL INSURANCE, LTD.            MAIDEN REINSURANCE LTD.

By: /s/ Adam Karkowsky                        By: /s/ Michael Tait

Dated: December 31, 2018                    Dated: December 31, 2018

Exhibit 99.1

PRESS RELEASE
Maiden Holdings Announces Completion of Sale of Maiden Reinsurance North America, Inc.

HAMILTON, Bermuda, December 27, 2018 (GLOBE NEWSWIRE) -- Maiden Holdings, Ltd. (NASDAQ: MHLD) (“Maiden” or “the Company”) today announced that its subsidiary, Maiden Holdings North America, Ltd., has completed the sale of Maiden Reinsurance North America, Inc. (“Maiden US”) to Enstar Group Limited (“Enstar”) for net consideration of $272.4 million, including initial estimated closing adjustments. At closing, approximately $1.3 billion of legacy reinsurance liabilities for Maiden’s US Diversified Business were acquired by Enstar.

About Maiden Holdings, Ltd.
Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007.  The Company is focused on serving the needs of regional and specialty insurers in Europe and select other global markets by providing innovative reinsurance solutions designed to support their capital needs.

CONTACT:
Bill Horning, Senior Vice President, Investor Relations
Maiden Holdings, Ltd.
Phone: 856.359.2532
E-mail: bhorning@maiden.bm

Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma Condensed Consolidated Financial Statements ("pro forma Financial Statements") have been derived from the historical consolidated financial statements of Maiden Holdings, Ltd. (the "Company" or "Maiden"). The following pro forma Financial Statements should be read in conjunction with:
• the accompanying notes to unaudited pro forma Condensed Consolidated Financial Statements;
• the Consolidated Financial Statements of the Company as of and for the year ended December 31, 2017, included in Maiden’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 1, 2018; and
• the unaudited Condensed Consolidated Financial Statements of the Company as of and for the nine months ended September 30, 2018, included in Maiden’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, filed with the SEC on November 9, 2018.
On August 31, 2018, the Company announced that its subsidiary, Maiden Holdings North America, Ltd. ("Maiden NA"), entered into a sale agreement ("Master Transaction Agreement") dated as of August 31, 2018, with Enstar Group Limited ("Enstar"), pursuant to which Maiden NA agreed to sell, and Enstar agreed to purchase Maiden NA’s subsidiary, Maiden Reinsurance North America, Inc. ("Maiden US").
The sale of Maiden US constituted a significant disposition and, as a result, the Company has prepared the accompanying unaudited pro forma financial statements in accordance with Article 11 of Regulation S-X. Based on its magnitude, the Maiden US sale represents a significant strategic shift that has a material effect on the Company’s operations and financial results. Accordingly, the Company’s earnings related to Maiden US, for current and prior periods, has been presented as discontinued operations for financial reporting purposes beginning with the Company’s Quarterly Report on Form 10-Q for the nine months ending September 30, 2018 ("Discontinued Operations").
The unaudited pro forma Condensed Consolidated Statements of Income ("pro forma Statements of Income") for the years ended December 31, 2017, 2016 and 2015, give effect to the Maiden US Discontinued Operations as if the sale of Maiden US were completed on January 1, 2015.
The historical financial information has been adjusted in the unaudited pro forma Financial Statements to give effect to pro forma events that are (i) directly attributable to the Maiden US Sale, (ii) factually supportable and (iii) expected to have a continuing impact on the Company’s results of operations following the Maiden US Sale.
The accompanying unaudited pro forma Financial Statements are based on the adjustments described in the accompanying notes to unaudited pro forma Condensed Consolidated Financial Statements and do not purport to present Maiden’s actual financial position or results of operations as if the Maiden US Sale described above had occurred as of the dates indicated, nor are they necessarily indicative of Maiden’s financial position or results of operations that may be achieved in the future.

MAIDEN HOLDINGS, LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2017
(In thousands of U.S. dollars, except share and per share data)

	Historical	Discontinued Operations	Pro Forma
Revenues
Gross premiums written	$2,816,051	$737,960	$2,078,091
Net premiums written	$2,761,988	$724,612	$2,037,376
Change in unearned premiums	(29,209)	15,508	(44,717)
Net premiums earned	2,732,779	740,120	1,992,659
Other insurance revenue	9,802	—	9,802
Net investment income	166,345	42,211	124,134
Net realized gains on investment	12,222	—	12,222
Total revenues	2,921,148	782,331	2,138,817
Expenses
Net loss and loss adjustment expenses	2,160,011	604,578	1,555,433
Commission and other acquisition expenses	820,758	176,961	643,797
General and administrative expenses	70,560	17,944	52,616
Interest and amortization expenses	23,260	—	23,260
Accelerated amortization of senior note issuance cost	2,809	—	2,809
Amortization of intangible assets	2,132	2,132	—
Foreign exchange and other losses	14,921	—	14,921
Total expenses	3,094,451	801,615	2,292,836
Loss before income taxes	(173,303)	(19,284)	(154,019)
Less: income tax (benefit) expense	(3,558)	3,074	(6,632)
Net loss	(169,745)	(22,358)	(147,387)
Add: net income attributable to noncontrolling interests	(151)	—	(151)
Net loss attributable to Maiden	(169,896)	(22,358)	(147,538)
Dividends on preference shares	(29,156)	—	(29,156)
Net loss attributable to Maiden common shareholders	$(199,052)	$(22,358)	$(176,694)

Basic and diluted loss per share attributable to Maiden common shareholders	$(2.32)	$(0.26)	$(2.06)

Weighted average number of common shares - basic and diluted	85,678,232	85,678,232	85,678,232

MAIDEN HOLDINGS, LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2016
(In thousands of U.S. dollars, except share and per share data)

	Historical	Discontinued Operations	Pro Forma
Revenues
Gross premiums written	$2,831,348	$742,319	$2,089,029
Net premiums written	$2,654,952	$687,281	$1,967,671
Change in unearned premiums	(86,802)	(44,719)	(42,083)
Net premiums earned	2,568,150	642,562	1,925,588
Other insurance revenue	10,817	—	10,817
Net investment income	145,892	37,259	108,633
Net realized gains on investment	6,774	—	6,774
Total revenues	2,731,633	679,821	2,051,812
Expenses
Net loss and loss adjustment expenses	1,819,906	530,394	1,289,512
Commission and other acquisition expenses	773,664	158,141	615,523
General and administrative expenses	66,984	16,730	50,254
Interest and amortization expenses	28,173	—	28,173
Accelerated amortization of senior note issuance cost	2,345	—	2,345
Amortization of intangible assets	2,461	2,461	—
Foreign exchange and other (gains) losses	(11,612)	1,800	(13,412)
Total expenses	2,681,921	709,526	1,972,395
Income (loss) before income taxes	49,712	(29,705)	79,417
Less: income tax expense	1,574	1,161	413
Net income (loss)	48,138	(30,866)	79,004
Add: net loss attributable to noncontrolling interests	842	—	842
Net income (loss) attributable to Maiden	48,980	(30,866)	79,846
Dividends on preference shares	(33,756)	—	(33,756)
Net income (loss) attributable to Maiden common shareholders	$15,224	$(30,866)	$46,090

Basic earnings (loss) per share attributable to Maiden common shareholders	$0.20	$(0.40)	$0.60
Diluted earnings (loss) per share attributable to Maiden common shareholders	$0.19	$(0.39)	$0.58
Weighted average number of common shares - basic	77,534,860	77,534,860	77,534,860
Adjusted weighted average number of common shares - diluted	78,686,943	78,686,943	78,686,943

MAIDEN HOLDINGS, LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2015
(In thousands of U.S. dollars, except share and per share data)

	Historical	Discontinued Operations	Pro Forma
Revenues
Gross premiums written	$2,662,825	$697,412	$1,965,413
Net premiums written	$2,514,116	$659,066	$1,855,050
Change in unearned premiums	(85,047)	(1,509)	(83,538)
Net premiums earned	2,429,069	657,557	1,771,512
Other insurance revenue	11,512	—	11,512
Net investment income	131,092	33,449	97,643
Net realized gains on investment	2,498	—	2,498
Total other-than-temporary impairment losses	(1,060)	—	(1,060)
Total revenues	2,573,111	691,006	1,882,105
Expenses
Net loss and loss adjustment expenses	1,633,570	493,084	1,140,486
Commission and other acquisition expenses	724,197	165,570	558,627
General and administrative expenses	64,872	15,458	49,414
Interest and amortization expenses	29,063	—	29,063
Amortization of intangible assets	2,840	2,840	—
Foreign exchange and other gains	(7,753)	—	(7,753)
Total expenses	2,446,789	676,952	1,769,837
Income before income taxes	126,322	14,054	112,268
Less: income tax expense (benefit)	2,038	2,039	(1)
Net income	124,284	12,015	112,269
Add: net loss attributable to noncontrolling interests	192	—	192
Net income attributable to Maiden	124,476	12,015	112,461
Dividends on preference shares	(24,337)	—	(24,337)
Net income attributable to Maiden common shareholders	$100,139	$12,015	$88,124

Basic earnings per share attributable to Maiden common shareholders	$1.36	$0.16	$1.20
Diluted earnings per share attributable to Maiden common shareholders	$1.31	$0.14	$1.17
Weighted average number of common shares - basic	73,478,544	73,478,544	73,478,544
Adjusted weighted average number of common shares - diluted	85,638,235	85,638,235	85,638,235

MAIDEN HOLDINGS, LTD.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Basis of presentation
The pro forma statements of income related to the Maiden US Sale have been prepared in accordance with the discontinued operations guidance in ASC 205, Financial Statement Presentation and therefore do not reflect what Maiden’s or Maiden US’s results of operations would have been on a stand-alone basis and are not necessarily indicative of Maiden’s or Maiden US’s future results of operations. The amounts included in the "Discontinued Operations" column do not include any allocation of general corporate overhead expenses of Maiden Holdings to Maiden US.
The unaudited pro forma Condensed Consolidated Statements of Income for the years ended December 31, 2017, 2016 and 2015, give effect to the Maiden US Discontinued Operations as if the Maiden US Sale were completed on January 1, 2015.
The information in the "Discontinued Operations" column in the pro forma statements of income was prepared based on the Company’s annual audited financial statements and only includes earnings and costs that are directly attributable to Maiden US. The Company believes that the adjustments included within the "Discontinued Operations" column of the pro forma statements of income are consistent with the accounting guidance for discontinued operations.
The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (i) directly attributable to the Maiden US Sale, (ii) factually supportable and (iii) expected to have a continuing impact on Maiden’s results following the Maiden US Sale.
The pro forma financial statements do not necessarily reflect what Maiden’s financial condition or results of operations would have been had the Maiden US Sale occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of Maiden. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Exhibit 99.3

Maiden Holdings Announces Amendment to Quota Share Agreement with AmTrust Financial Services, Inc.

HAMILTON, Bermuda, January 3, 2019 -- Maiden Holdings, Ltd. (NASDAQ: MHLD) (“Maiden” or “the Company”) today announced that it mutually agreed with AmTrust Financial Services, Inc. (“AmTrust”) to a partial termination amendment to the Maiden Quota Share Agreement that is currently in-force and is set to expire on June 30, 2019. The amendment provides, effective January 1, 2019 for the cut-off of the ongoing and unearned premium of AmTrust’s Small Commercial Business and US Extended Warranty and Specialty Risk as of December 31, 2018, with the remainder of the Maiden Quota Share Agreement remaining in place. The amendment will result in Maiden returning approximately $700 million in gross unearned premium to AmTrust, which will net to approximately $480 million after consideration of ceding commission and brokerage.

“This amendment to our quota share agreement with AmTrust further strengthens Maiden’s capital position while continuing to position Maiden for the future,” said Lawrence F. Metz, Maiden’s President and Chief Executive Officer. “This amendment partially terminates specific lines of business in our AmTrust quota share agreement, including Small Commercial Business and US Extended Warranty and Specialty Risk. The remainder of our AmTrust quota share agreement remains in-force and we continue to work with AmTrust towards a potential new, smaller agreement.”

About Maiden Holdings, Ltd.
Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007. The Company is focused on serving the needs of regional and specialty insurers in Europe and select other global markets by providing innovative reinsurance solutions designed to support their capital needs.

CONTACT:
Bill Horning, Senior Vice President, Investor Relations
Maiden Holdings, Ltd.
Phone: 856.359.2532
E-mail: bhorning@maiden.bm